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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-6659, 33-29615, 33-44807, 33-72922 and 333-76161 on Form S-8 and in
Registration Statement Nos. 33-87704 and 333-1847 on Form S-3 of our report, dated April 21, 1999, appearing in this Annual Report on Form 10-KSB of Dense-Pac Microsystems, Inc. for the year ended February 28, 1999.




     /s/ Deloitte & Touche LLP
---------------------------------------------
Costa Mesa, California
     May 25, 1999










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